CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Earth Energy Reserves, Inc. (the "Company") on Form 10-K for the year ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven Kranker, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Steven Kranker

-----------------------------

Steven Kranker

Chief Executive Officer

October 13, 2011

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Earth Energy Reserves, Inc. (the "Company") on Form 10-K for the year ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Doyle Pennington, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Doyle Pennington

-----------------------------

Doyle Pennington

Interim Chief Financial Officer

October 13, 2011